Exhibit 99(a)

Joint Filing Statement
Pursuant to Rule 13d-1(k)(1)

The undersigned acknowledge and agree that the foregoing Statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this Statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint filing statements.  The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him or it contained therein, but shall not be responsible for the completeness and accuracy of the information concerning the other, except to the extent that he or it knows or has reason to believe that such information is inaccurate.

Date:  September 10, 2009

(Counterpart Signature Page)
By: W. Lance Conn
As Attorney-in-fact for Paul G. Allen

(Counterpart Signature Page)
Vulcan Capital Private Equity Inc.

(Counterpart Signature Page)
Vulcan Capital Private Equity I LLC

(Counterpart Signature Page)
VCPE Orange II LLC

(Counterpart Signature Page)
Vulcan Capital Private Equity II LLC

(Counterpart Signature Page)
Vulcan Energy Corporation

COUNTERPART SIGNATURE SHEET
(Joint Filing Statement)

(Attached to and forming a part of the Joint Filing Statement, pursuant to Rule 13d-1(k)(1), dated as of September 10, 2009)

/s/ W. Lance Conn
By: W. Lance Conn
As Attorney-in-fact for Paul G. Allen

COUNTERPART SIGNATURE SHEET
(Joint Filing Statement)

(Attached to and forming a part of the Joint Filing Statement, pursuant to Rule 13d-1(k)(1), dated as of September 10, 2009)

VULCAN CAPITAL PRIVATE EQUITY INC.

By:	/s/ Chris Temple
	Name:	Chris Temple
	Title:	Vice President

COUNTERPART SIGNATURE SHEET
(Joint Filing Statement)

(Attached to and forming a part of the Joint Filing Statement, pursuant to Rule 13d-1(k)(1), dated as of September 10, 2009)

VULCAN CAPITAL PRIVATE EQUITY I LLC

By: Vulcan Capital Private Equity Management I LLC, its manager

By: Vulcan Capital Private Equity Inc., its managing member

By:	/s/ Chris Temple
	Name:	Chris Temple
	Title:	Vice President

COUNTERPART SIGNATURE SHEET
(Joint Filing Statement)

(Attached to and forming a part of the Joint Filing Statement, pursuant to Rule 13d-1(k)(1), dated as of September 10, 2009)

VCPE ORANGE II LLC

By:	/s/ Chris Temple
	Name:	Chris Temple
	Title:	Vice President

COUNTERPART SIGNATURE SHEET
(Joint Filing Statement)

(Attached to and forming a part of the Joint Filing Statement, pursuant to Rule 13d-1(k)(1), dated as of September 10, 2009)

VULCAN CAPITAL PRIVATE EQUITY II LLC

By: Vulcan Capital Private Equity Management II LLC, its manager

By: VCPE Orange II LLC, its managing member

By:	/s/ Chris Temple
	Name:	Chris Temple
	Title:	Vice President

COUNTERPART SIGNATURE SHEET
(Joint Filing Statement)

(Attached to and forming a part of the Joint Filing Statement, pursuant to Rule 13d-1(k)(1), dated as of September 10, 2009)

VULCAN ENERGY CORPORATION

By:	/s/ Chris Temple
	Name:	Chris Temple
	Title:	Chairman and Vice President